SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934-



Filed by the Registrant-                         X
Filed by a Party other than the Registrant      |_|
Check the appropriate box:
      Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                (Name of Registrant as Specified in Its Charter)

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total Fee Paid:

          ---------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by xchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                 ----------------------------------------------

     2)   Form Schedule or Registration Statement No.
                                                     --------------------------

     3)   Filing Party:
                       --------------------------------------------------------

     4)   Date Filed:
                     ----------------------------------------------------------

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                                76 Beaver Street
                                    Suite 500
                             New York, NY 10005-3402
                            Telephone (212) 344-2828

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held May 21st, 1998


A Special Meeting of Stockholders of Franklin Consolidated Mining Company, Inc., a Delaware corporation (the "Company"), will be held at the Sheraton at Newark, 128 Frontage Road, Newark, New Jersey 07114, on Thursday, May 21st, 1998 at 6:30 p.m., for the following purposes:

(1) To amend the Company's Certificate of Incorporation to reverse split the outstanding shares of the Company's Common Stock on a one-for-twenty five basis so that the 98,879,328 shares of the Company's Common Stock outstanding prior to the reverse split will become 3,955,173 shares of the Company's Common Stock following the reverse split; all fractional shares being rounded up to the next nearest whole share; and

(2) To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of the Company's common stock, par value $0.01 per share (the Common Stock) of record on April 24, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At April 24, 1998, the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, 98,879,328 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY TO THE COMPANY AT 76 BEAVER STREET, SUITE 500, NEW YORK, NEW YORK 10005-3402. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.


                                        By Order of the Board of Directors,
New York, New York
May 6th, 1998
                                        /s/ J. Terry Anderson
                                        --------------------------------
                                        J. Terry Anderson
                                        Chairman of the Board, President
                                        and Treasurer



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



                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                                76 Beaver Street
                                    Suite 500
                             New York, NY 10005-3402
                            Telephone (212) 344-2828

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held May 21st, 1998

     This Proxy Statement is furnished to holders of the Company's common stock, par value $0.01 per share (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of Franklin Consolidated Mining Company, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders of the Company to be held at the Sheraton at Newark, 128 Frontage Road, Newark, New Jersey 07114, on Thursday, May 21st, 1998 at 6:30 p.m., and at any and all postponements or adjournments thereof (the "Special Meeting") for the purposes of:

(1) Amending the Company's Certificate of Incorporation to reverse split the outstanding shares of the Company's Common Stock on a one-for-twenty five basis so that the 98,879,328 shares of the Company's Common Stock outstanding prior to the reverse split will become 3,955,173 shares of the Company's Common Stock following the reverse split; all fractional shares being rounded up to the next nearest whole share; and

(2) Transacting such other business as may properly come before the meeting or any adjournments thereof.

     The approximate date on which this Proxy Statement and accompanying proxy are first being sent or given to stockholders is May 6, 1998.

     Shares of Common Stock represented by each proxy, if properly executed and returned to the Company prior to the Special Meeting, will be voted as directed, but if not otherwise specified, will be voted for the amendment to the Company's Certificate of Incorporation to reverse split the outstanding shares of the Company's Common Stock on a one-for-twenty five basis.

     If the Special Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Special Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

     The Board of Directors knows of no other business to be presented at the Special Meeting. If any other business is properly presented, the person named in the enclosed proxy has authority to vote on such matters in accordance with such person discretion. A stockholder executing the proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company.


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


     The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials to stockholders, will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries. Such parties will be reimbursed for their reasonable expenses incurred in forwarding the proxy materials.


                           VOTE REQUIRED FOR APPROVAL;
                      SHARES ENTITLED TO VOTE; RECORD DATE

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting at which a quorum is present is required to approve the amendment to the Company's Certificate of Incorporation. All other matters properly brought before the Special Meeting will be decided by a majority of the votes cast on the matter, unless otherwise required by law. As of April 24th, 1998, the Company directors and executive officers, and their affiliates, had a beneficial interest in an aggregate of 4,382,160 shares of Common Stock, representing approximately 4.4% of the Common Stock outstanding on April 24th, 1998 (the "Record Date") and entitled to vote on all proposals to be presented at the Special Meeting. The presence at the Special Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereat constitutes a quorum for the transaction of business.

     On the Record Date, there were 98,879,328 outstanding shares of Common Stock. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share of Common Stock is entitled to one vote upon the amendment to the Certificate of Incorporation and all other matters to be brought to a vote by the Stockholders at the forthcoming Special Meeting.

     Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company has recommended to the Company's stockholders that the Company's Certificate of Incorporation be amended (the "Charter Amendment") to increase the market price per share. The Company's Common Stock is listed on the NASDAQ Small Cap Market. A minimum bid price of $1.00 per share is required to assure continued listing of the Company's Common Stock on the NASDAQ Small Cap Market. The Charter Amendment will effect a reverse split of the outstanding shares of the Company's Common Stock on a on a one-for-twenty five basis so that the 98,879,328 shares of the Company's Common Stock outstanding prior to the reverse split will become 3,955,173 shares of the Company's Common Stock following the reverse split. All fractional shares resulting from the split will be rounded up to the next whole share. The Charter Amendment will become effective upon the filing of the

Charter Amendment with the Secretary of State of the State of Delaware. See the form of Certificate of Amendment appended hereto as APPENDIX "B".


              REASONS FOR CHARTER AMENDMENT; PROPOSED TRANSACTIONS

     The Board of Directors of the Company believes, but cannot assure, that approval of the Charter Amendment will increase the market price per share. The Company's Common Stock is listed on the NASDAQ Small Cap Market. A minimum bid price of $1.00 per share is required to assure continued listing of the Company's Common Stock on the NASDAQ Small Cap Market. During the quarter ended March 31st, 1998, the bid price for the Common Stock remained below $1.00.
During this period, the bid price has been as low as $.0625 per share. Management believes but cannot assure that, by reverse splitting the outstanding shares of Common Stock on a one-for-twenty five basis, the bid price for the Common Stock will exceed $1.00 per share.

     Current   stockholders  of  the  Company  have  no  dissenters'  rights  or preemptive rights in connection with the reverse split of the outstanding Common Stock.


                    CERTAIN EFFECTS OF THE CHARTER AMENDMENT
                         AND THE PROPOSED REVERSE SPLIT

     Stockholders will not realize any dilution in their percentage of ownership of the Company or their voting rights as a result of the Charter Amendment and reverse split. The reverse split may, however, affect the market value of the Common Stock. No assurance can be given that the market value of the Common Stock will increase in inverse proportion to the ratio of the reverse split.

     Prior to the reverse split, there were 98,879,328 Shares of the Company's Common Stock issued and outstanding. As a result of the reverse split, there will be 3,955,173 shares of Common Stock issued and outstanding. The Board of Directors has total discretion in the issuance of any shares of Common Stock which may be issued in the future. The Board of Directors could issue shares of Common Stock to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult to achieve or more costly. All Issuances of additional shares will dilute current stockholders percentage of ownership of the Company and voting rights.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information with respect to the beneficial ownership of Common Stock as of the date of this Proxy Statement by: (i) each of the Company's directors and executive officers; (ii) each person who is known by the Company to be the beneficial owner of five percent or more of the outstanding shares of Common Stock; and (iii) all of the Company's directors and executive officers as a group:

Name and Address                        Amount of Record
of Beneficial                            and Beneficial           Percent of
Owner                                    Ownership(1)               Class


J. Terry Anderson                       4,189,660(2)                 4.2%
c/o Anderson Chemical
30 West Second Street
Litchfield, Minn. 55355

Robert L. Waligunda                       192,500(3)                   *
18 Bennington Drive
Lawrenceville, N.J. 08648

George Otten                                  -0-                    0.0%
7546 E. Elate Street
Littleton, Co. 80120

Steven R. Schurman                            -0-                    0.0%
7985 Vance Drive, Suite 307
Arvada, Co. 80003

Richard Brannon                               -0-                    0.0%
503 Drake Ct
Foster City, CA. 94404

All Officers and
Directors as a Group
   (5 Persons)                          4,382,160                    4.4%

----------

*    Less than one percent

(1)  Prior to anticipated reverse split.

(2) Includes 1,688,140 shares owned by Mr. Anderson, 10,000 shares owned by Bruce E. Anderson Trust under which Mr. Anderson acts as Trustee and 2,491,520 shares owned by Anderson Chemical Company for which Mr. Anderson serves as a director and president and owns approximately 21% of the outstanding shares. Mr. Anderson disclaims any beneficial ownership with respect to shares of the Company owned by his brothers.

(3)  Includes 30,000 shares pledged as collateral to a non-affiliate individual.

                                 OTHER BUSINESS

     Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy will vote in accordance with his best judgment.

                                        By Order of the Board of Directors,


                                        /s/   J. Terry Anderson
                                        ------------------------------------
                                        J. Terry Anderson
                                        Chairman of the Board, President and
                                        Treasurer

May 6th, 1998

                                   APPENDIX A

                                      PROXY

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                                76 Beaver Street
                                    Suite 500
                             New York, NY 10005-3402

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints J. Terry Anderson as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Franklin Consolidated Mining Company, Inc. held of record by the undersigned on April 24th, 1998 at the special meeting of stockholders to be held at the Sheraton at Newark, 128 Frontage Road, Newark, New Jersey 07114, on Thursday, May 21st, 1998 at 6:30 p.m., and at any and all postponements or adjournments thereof

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Proposal No. 1.

The Board of Directors recommends that the stockholders vote FOR the Proposal No. 1. Please review carefully the Proxy Statement delivered with this Proxy.

(1)  Proposal  to  approve  the  Amendment  of  the  Company's   Certificate  of
Incorporation to reverse split the Company's outstanding shares of Common Stock on a one-for-twenty five basis.

|_|  FOR                           |_|  AGAINST                  |_|  ABSTAIN

The Proxy is authorized to vote, in his discretion, upon such other business as may properly come before the meeting.



                                        ---------------------------------------
                                        Signature


Dated:            , 1998
      -----------                       ---------------------------------------
                                        Signature, if held jointly


Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please mail the executed and completed proxy to the Company at 76 Beaver Street, Suite 500, New York, New York 10005-3402

                                  APPENDIX "B"

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.

        Under Section 242 of the Corporation Law of the State of Delaware



     J. Terry Anderson and Robert Waligunda, respectively, the President and the Secretary of FRANKLIN CONSOLIDATED MINING COMPANY, INC. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by written consent filed with the minutes of the Board, adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

1. The Certificate of Incorporation is hereby amended to effect a reverse split of the Company's outstanding Common Stock in the ratio of one share for every twenty five shares outstanding. The Company currently has authorized 100,000,000 shares of Common Stock with a par value of $.01 per share, of which 98,879,328 shares of Common Stock are issued and outstanding, and 1,120,672 shares are unissued. Under the new structure, the Company will have 100,000,000 shares of Common Stock, par value $.01, authorized, of which approximately 3,955,173 shares will be issued and outstanding and 96,044,827 shares will be unissued. All fractional shares resulting from the reverse split will be rounded up to the next whole share. The number of authorized shares shall not change. The reverse split shall take effect- (i) at 12:01 a.m. Eastern Standard Time on ________ __, 1998: or (ii) the filing of the Charter Amendment with the Secretary of State of the State of Delaware, which ever occurs later.

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware by the affirmative vote by the holders of the majority of the stock of the Company entitled to vote at a special meeting of stockholders held on May 21st, 1998.

 IN WITNESS WHEREOF, we, the undersigned, have executed and subscribed this certificate this 1 day of May, 1998.



/s/ J. Terry Anderson                        /s/ Robert Waligunda
---------------------------                  ---------------------------
J. Terry Anderson, President                 Robert Waligunda, Secretary


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